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                        FIRST AMENDMENT TO SUPERIOR BANK
                          WARRANT REPURCHASE AGREEMENT


         THIS FIRST AMENDMENT TO SUPERIOR BANK WARRANT REPURCHASE AGREEMENT ("First Amendment") is made as of August 11, 1999 and is between SUPERIOR BANK FSB, a federally chartered savings bank, with its principal place of business at One Lincoln Center, Oakbrook Terrace, Illinois 60181 ("Superior") and MORTGAGE.COM, INC. (formerly known as First Mortgage Network, Inc.), a Florida corporation, with its principal place of business at 8751 Broward Boulevard, Fifth Floor, Plantation, Florida 33324 ("Mortgage.com").

                                    RECITALS

         A. Mortgage.com and Superior are parties to the Superior Bank Warrant Repurchase Agreement made as of May 5, 1999 ("Agreement")

         B. As of the date hereof, Mortgage.com has purchased and Superior has sold warrants to purchase 200,000 shares of Mortgage.com common stock having an exercise price of $5.00 per share for an aggregate consideration of $12,000,000 pursuant to Subsections 2(a) and 2(b) of the Agreement.

         C. Mortgage.com and Superior now desire to amend the Repurchase Agreement in order to facilitate Mortgage.com's initial public offering of stock ("IPO").

         NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties agree as follows:

         Section 1. Definitions. Capitalized terms used in this First Amendment and not otherwise defined herein have the meanings ascribed to them in the Agreement, unless the context otherwise requires.

         Section 2. Option for the Purchase and Sale of Warrants. Section 2 of the Agreement is hereby amended and restated in its entirety as follows:

         Section 2. Purchase and Sale of Warrants. The purchase and sale of the Warrants shall occur as follows:

         (a) Stage 1. Upon the closing of the Bridge Note Financing, Mortgage.com will purchase, and Superior will sell, a Warrant to purchase 100,000 shares of Mortgage.com common stock having an exercise price of $5.00 per share (the "First Stage Warrant"). The purchase price for the First Stage Warrant shall be $6,000,000.

         (b) Stage 2. Upon the closing of the Bridge Note Financing, then on or before June 30, 1999, Mortgage.com will purchase, and Superior will sell, a Warrant to purchase 100,000 shares of Mortgage.com common stock having an exercise price

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         of $5.00 per share (the "Second Stage Warrant"). The purchase price for the Second Stage Warrant shall be $6,000,000. Mortgage.com shall deliver to Superior a written notice setting forth the closing date
         (the "Second Stage Closing Date") for the purchase of the Second Stage Warrant. The Second Stage Closing Date shall be not later than June 30, 1999 and the notice of closing date provided to Superior shall be delivered to Superior not less than 5 business days prior to the Second Stage Closing Date.

         (c) Stage 3. Immediately following the closing of the IPO, Mortgage.com shall purchase, and Superior shall sell, a Warrant to purchase 6,667 shares of Mortgage.com common stock having an exercise price of $5.00 per share and a Warrant to purchase 3,333 shares of Mortgage.com common stock having an exercise price of $7.50 per share (collectively, the "Third Stage Warrants"). The purchase price for the Third Stage Warrants shall be $433,300.

         (d) Stage 4. Mortgage.com shall have an option to purchase, and upon exercise of the option Superior shall sell, Warrants to purchase 193,333 shares of Mortgage.com common stock having an exercise price of $5.00 per share and Warrants to purchase 96,667 shares of Mortgage.com common stock having an exercise price of $7.50 per share, or any lesser portion thereof (collectively, the "Fourth Stage Warrants"). The purchase price for the Fourth Stage Warrants shall be $43.33 per warrant and if less than all of the Fourth Stage Warrants are purchased during this stage, such Warrants shall be purchased in a ratio of 2 Warrants with a strike price of $5.00 for each Warrant with a strike of $7.50. To exercise its option to purchase the Fourth Stage Warrants, Mortgage.com shall deliver to Superior a written notice of exercise which includes the closing date (the "Fourth Stage Closing Date") for the purchase of the Fourth Stage Warrants. The Fourth Stage Closing Date shall be not later than September 30, 1999, and the notice of exercise shall be delivered to Superior not less than 5 business days prior to the Fourth Stage Closing Date.

         (e) Stage 5. After September 30, 1999 and until December 31, 2000, Mortgage.com shall have an option to purchase during the periods set forth below, and upon exercise of the option Superior will sell, any remaining Fourth Stage Warrants at the purchase price designated below for each such period:

                  October 1, 1999 through October 31, 1999     $49.83

                  November 1, 1999 through November 30, 1999   $56.33

                  December 1, 1999 through December 31, 1999   $62.83

                  January 1, 2000 through January 31, 2000     $65.00

                  February 1, 2000 through February 29, 2000   $67.16

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                  March 1, 2000 through March 31, 2000         $69.33

                  April 1, 2000 through April 30, 2000         $71.49

                  May 1, 2000 through May 31, 2000             $73.66

                  June 1, 2000 through June 30, 2000           $75.83

                  July 1, 2000 through July 31, 2000           $77.99

                  August 1, 2000 through August 31, 2000       $80.16

                  September 1, 2000 through September 30, 2000 $82.33

                  October 1, 2000 through October 31, 2000     $84.49

                  November 1, 2000 through November 30, 2000   $86.66

                  December 1, 2000 through December 31, 2000   $88.83



         Section 3. No Requirement of Purchase Upon IPO or Business Combination. Section 3 of the Repurchase Agreement is hereby deleted in its entirety and shall be replaced with the following:

         Section 3.   INTENTIONALLY OMITTED.

         Section 4.   Payment of Purchase Price for Warrants; Closing Dates.
Section 4 of the Repurchase Agreement is hereby amended and restated in its entirety as follows:

         Section 4. Payment of Purchase Price for Warrants; Closing Dates. The purchase price for the Warrants shall be paid by wire transfer of immediately available funds to a bank account designated for that purpose by Superior and Superior shall deliver to Mortgage.com the executed original agreements evidencing the Warrants duly endorsed in blank by Superior. Mortgage.com's payment of the purchase price, and Superior's delivery of the agreements, shall occur if the purchase occurs under Section 2: (i) as to the First Stage Warrants, not later than 5 business days following the closing of the Bridge Note Financing, (ii) as to the Second Stage Warrants, not later than the Second Stage Closing Date, (iii) as to the Third Stage Warrants, immediately following the closing of the IPO, and (iv) as to the Fourth Stage Warrants, not later than December 31, 2000.

         Section 5. Termination. Section 5 of the Repurchase Agreement is hereby amended and restated in its entirety as follows:

         Section 5. Termination. This Agreement shall terminate and be of no further force and effect at the close of business on August 31, 1999 if the IPO has not then occurred or, if the IPO has occurred on or before August 31, 1999, at

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         midnight on December 31, 2000, and neither party hereto shall thereafter have any rights or obligations hereunder; provided, however, that such termination shall not relieve any party of liability for breach of the terms hereof.

         Section 6. Assignments of Mortgage.com's Rights Prior to September 30, 1999. If at any time on or before September 30, 1999, Mortgage.com shall sell, transfer or otherwise assign for value its rights under this Agreement to a third party, Mortgage.com shall pay to Superior one half of any consideration received by Mortgage.com for such sale, transfer or assignment.

         Section 7. Anti-Dilution Adjustment. The number of Warrants and the respective strike prices and purchase prices thereof set forth in this First Amendment are prior to any stock split in anticipation of the IPO. In the event of any stock split or stock combination on or after the date hereof, the appropriate adjustments shall be made.

         Section 8. Miscellaneous. This First Amendment may be executed by each of the parties on separate counterparts which together shall constitute a single binding Agreement with the same force and effect as if the signatures of both parties appeared on the same counterpart signature page. The headings of the sections of this First Amendment are for ease of reference and shall not be deemed to be a part of this First Amendment. This First Amendment shall be binding upon and shall inure to the benefit of the respective successors and assigns of Mortgage.com and Superior.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

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IN WITNESS WHEREOF, Superior and Mortgage.com have executed this First Amendment to Superior Bank Warrant Repurchase Agreement as of the date first above written.

                                  MORTGAGE.COM, INC.


                                  By:
                                     -----------------------------------------
                                      Seth Werner, Chairman and CEO


                                  SUPERIOR BANK FSB


                                  By:
                                     -----------------------------------------
                                      William C. Bracken, Senior Vice President
                                               and Chief Financial Officer

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